Exhibit 99.77(c)

ITEM 77C- Matters submitted to a vote of security holders

1.

A special meeting of shareholders of ING Mutual Funds was held on May 13, 2013 to elect 13 nominees to the Board of Trustees (the “Board”) of the Trust.

	For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	369,145,269.643	7,159,555.018	0.000	0.000	376,304,824.661
John V. Boyer	369,225,394.696	7,079,429.965	0.000	0.000	376,304,824.661
Patricia W. Chadwick	369,201,836.668	7,102,987.993	0.000	0.000	376,304,824.661
Albert E. DePrince, Jr.	369,101,151.337	7,203,673.324	0.000	0.000	376,304,824.661
Peter S. Drotch	369,082,028.713	7,222,795.948	0.000	0.000	376,304,824.661
J. Michael Earley	369,209,814.211	7,095,010.450	0.000	0.000	376,304,824.661
Martin J. Gavin	369,158,217.819	7,146,606.842	0.000	0.000	376,304,824.661
Russell H. Jones	369,212,001.484	7,092,823.177	0.000	0.000	376,304,824.661
Patrick W. Kenny	369,193,742.131	7,111,082.530	0.000	0.000	376,304,824.661
Shaun P. Mathews	369,237,276.900	7,067,547.761	0.000	0.000	376,304,824.661
Joseph E. Obermeyer	369,164,809.983	7,140,014.678	0.000	0.000	376,304,824.661
Sheryl K. Pressler	369,157,841.308	7,146,983.353	0.000	0.000	376,304,824.661
Roger B. Vincent	369,164,261.778	7,140,562.883	0.000	0.000	376,304,824.661

The proposal passed.

2.

A special meeting of shareholders of ING Diversified Emerging Markets Debt Fund was held on May 13, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments, LLC (“ING Investments”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a new investment sub-advisory agreement between ING Investments and ING Investment Management Co. LLC (“ING IM”) with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s  Separation Plan; and 3) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	100,882.774	0.000	0.000	0.000	100,882.774
2	100,882.774	0.000	0.000	0.000	100,882.774
3	100,882.774	0.000	0.000	0.000	100,882.774

The proposals passed.

3.

A special meeting of shareholders of ING Diversified International Fund was held on May 13, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a bifurcated advisory fee structure with respect to the Fund; 3) approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	2,647,893.400	145,094.128	116,316.931	1,634,800.440	4,544,104.899
2	2,567,657.069	204,373.130	137,274.011	1,634,800.689	4,544,104.899
3	2,634,695.846	154,361.905	120,246.208	1,634,800.940	4,544,104.899
4	2,563,542.570	235,056.701	110,704.938	1,634,800.690	4,544,104.899

The proposals did not pass; adjourned to June 13, 2013.

4.

A special meeting of shareholders of ING Diversified International Fund was held on June 13, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a bifurcated advisory fee structure with respect to the Fund; 3) approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	3,209,470.164	154,052.216	187,096.249	1,493,391.669	5,044,010.298
2	3,101,700.210	221,254.730	227,663.188	1,493,392.170	5,044,010.298
3	3,177,573.812	163,607.680	209,436.886	1,493,391.920	5,044,010.298
4	3,088,598.045	275,472.859	186,547.474	1,493,391.920	5,044,010.298

The proposals did not pass; adjourned to July 30, 2013.

5.

A special meeting of shareholders of ING Diversified International Fund was held on July 30, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a bifurcated advisory fee structure with respect to the Fund; 3) approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	3,807,425.815	196,374.081	221,404.155	1,304,912.931	5,530,116.982
2	3,695,208.940	248,219.970	281,774.641	1,304,913.431	5,530,116.982
3	3,786,737.131	191,064.897	247,401.523	1,304,913.431	5,530,116.982
4	3,657,374.659	349,245.514	218,583.628	1,304,913.181	5,530,116.982

The proposals did not pass; adjourned to October 1, 2013.

6.

A special meeting of shareholders of ING Diversified International Fund was held on October 1, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a bifurcated advisory fee structure with respect to the Fund; 3) approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	3,961,477.226	203,506.394	236,314.699	1,243,205.190	5,644,503.509
2	3,851,578.118	256,093.722	293,625.729	1,243,205.940	5,644,503.509
3	3,925,351.996	219,109.154	256,836.170	1,243,206.189	5,644,503.509
4	3,791,931.659	381,705.043	227,661.117	1,243,205.690	5,644,503.509

The proposals passed.

7.

A special meeting of shareholders of ING Emerging Markets Equity Dividend Fund was held on May 13, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a new investment sub-advisory agreement between ING Investments and ING Investment Management Advisors B.V. (“IIMA”) with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 3) approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	540,998.919	22,721.786	54,369.694	348,486.760	966,577.159
2	541,556.559	23,614.925	52,918.915	348,486.760	966,577.159
3	537,827.095	27,439.445	52,823.609	348,487.010	966,577.159
4	528,075.438	34,946.374	55,068.587	348,486.760	966,577.159

The proposals did not pass; adjourned to June 13, 2013.

8.

A special meeting of shareholders of ING Emerging Markets Equity Dividend Fund was held on June 13, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a new investment sub-advisory agreement between ING Investments and IIMA with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 3) approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	632,184.618	26,534.386	49,559.165	310,949.536	1,019,227.705
2	635,335.070	25,206.905	47,736.194	310,949.536	1,019,227.705
3	628,872.627	32,400.308	47,004.984	310,949.786	1,019,227.705
4	620,277.672	38,300.926	49,699.571	310,949.536	1,019,227.705

The proposals did not pass; adjourned to July 30, 2013.

9.

A special meeting of shareholders of ING Emerging Markets Equity Dividend Fund was held on July 30, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a new investment sub-advisory agreement between ING Investments and IIMA with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 3) approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	717,209.625	31,410.883	44,551.764	281,904.017	1,075,076.289
2	718,516.787	31,351.578	43,303.907	281,904.017	1,075,076.289
3	716,457.988	33,802.958	42,911.076	281,904.267	1,075,076.289
4	704,588.725	46,772.452	41,811.095	281,904.017	1,075,076.289

The proposals did not pass; adjourned to October 1, 2013.

10.

A special meeting of shareholders of ING Emerging Markets Equity Dividend Fund was held on October 1, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a new investment sub-advisory agreement between ING Investments and IIMA with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 3) approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	752,084.674	31,614.698	46,874.550	266,342.675	1,096,916.597
2	753,359.186	31,462.557	45,752.179	266,342.675	1,096,916.597
3	751,179.926	34,302.068	45,091.678	266,342.925	1,096,916.597
4	738,995.075	47,876.290	43,702.557	266,342.675	1,096,916.597

The proposals passed.

11.

A special meeting of shareholders of ING Emerging Markets Equity Fund was held on May 13, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	15,399,500.500	434,517.610	469,287.128	1,675,539.744	17,978,844.982
2	15,020,345.472	795,494.871	487,465.145	1,675,539.494	17,978,844.982

The proposals passed.

12.

A special meeting of shareholders of ING Global Bond Fund was held on May 13, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 3) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	40,227,285.007	502,872.838	627,484.42	6,609,478.303	47,967,120.566
2	40,106,585.860	613,480.523	637,575.630	6,609,478.553	47,967,120.566
3	39,681,321.104	972,981.430	703,339.979	6,609,478.053	47,967,120.566

The proposals passed.

13.

A special meeting of shareholders of ING Global Equity Dividend Fund was held on May 13, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a new investment sub-advisory agreement between ING Investments and IIMA with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; 3) approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 4) approve a manager-of-managers policy with respect to the Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of such Fund's shareholders; and 5) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	1,602,761.620	165,886.456	231,474.500	971,569.763	2,971,692.339
2	1,598,636.811	161,798.466	239,687.299	971,569.763	2,971,692.339
3	1,592,496.517	166,244.888	241,381.171	971,569.763	2,971,692.339
4	1,563,320.368	200,873.454	235,928.754	971,569.763	2,971,692.339
5	1,557,870.516	210,530.049	231,722.011	971,569.763	2,971,692.339

The proposals did not pass; adjourned to June 13, 2013.

14.

A special meeting of shareholders of ING Global Equity Dividend Fund was held on June 13, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a new investment sub-advisory agreement between ING Investments and IIMA with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; 3) approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 4) approve a manager-of-managers policy with respect to the Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of such Fund's shareholders; and 5) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	2,015,883.659	199,315.949	199,032.226	872,619.233	3,286,851.067
2	1,993,914.866	215,623.470	204,693.498	872,619.233	3,286,851.067
3	1,982,779.676	206,371.651	225,080.507	872,619.233	3,286,851.067
4	1,938,387.195	270,186.079	205,658.560	872,619.233	3,286,851.067
5	1,911,518.621	277,986.245	224,716.968	872,619.233	3,286,841.067

The proposals did not pass; adjourned to July 30, 2013.

15.

A special meeting of shareholders of ING Global Equity Dividend Fund was held on July 30, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a new investment sub-advisory agreement between ING Investments and IIMA with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; 3) approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 4) approve a manager-of-managers policy with respect to the Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of such Fund's shareholders; and 5) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	2,394,885.729	206,231.116	194,518.123	732,862.598	3,528,497.566
2	2,382,822.081	212,281.752	200,531.135	732,862.598	3,528,497.566
3	2,369,606.705	215,594.174	210,434.089	732,862.598	3,528,497.566
4	2,310,283.702	272,322.084	213,029.182	732,862.598	3,528,497.566
5	2,304,873.926	278,493.926	212,267.116	732,862.598	3,528,497.566

The proposals did not pass; adjourned to October 1, 2013.

16.

A special meeting of shareholders of ING Global Equity Dividend Fund was held on October 1, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a new investment sub-advisory agreement between ING Investments and IIMA with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; 3) approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 4) approve a manager-of-managers policy with respect to the Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of such Fund's shareholders; and 5) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	2,522,827.211	207,554.905	198,910.130	671,267.695	3,600,559.941
2	2,509,255.307	216,220.136	203,816.803	671,267.695	3,600,559.941
3	2,497,809.901	214,769.003	216,713.342	671,267.695	3,600,559.941
4	2,436,466.817	276,317.565	216,507.864	671,267.695	3,600,559.941
5	2,431,058.500	282,626.900	215,606.846	671,267.695	3,600,559.941

The proposals passed.

17.

A special meeting of shareholders of ING Global Natural Resources Fund was held on May 13, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; and 3) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	4,053,272.222	438,990.586	385,879.240	1,082,917.756	5,961,059.804
2	4,024,537.311	454,721.981	398,882.756	1,082,917.756	5,961,059.804
3	3,886,152.252	650,443.042	341,546.754	1,082,917.756	5,961,059.804

The proposals did not pass; adjourned to June 13, 2013.

18.

A special meeting of shareholders of ING Global Natural Resources Fund was held on June 13, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; and 3) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	4,416,842.049	437,874.282	396,656.545	935,979.097	6,187,351.973
2	4,396,523.128	457,014.777	397,834.972	935,979.096	6,187,351.973
3	4,270,412.636	642,355.244	338,604.997	935,979.096	6,187,351.973

The proposals passed.

19.

A special meeting of shareholders of ING Global Opportunities Fund was held on May 13, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a new investment sub-advisory agreement between ING Investments and IIMA with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 3) approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	789,145.720	40,659.064	57,757.673	539,451.282	1,427,013.739
2	788,670.080	40,328.910	58,563.467	539,451.282	1,427,013.739
3	787,601.680	44,938.494	55,022.283	539,451.282	1,427,013.739
4	765,151.999	69,001.448	53,409.009	539,451.283	1,427,013.739

The proposals did not pass; adjourned to June 13, 2013.

20.

A special meeting of shareholders of ING Global Opportunities Fund was held on June 13, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a new investment sub-advisory agreement between ING Investments and IIMA with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 3) approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	942,824.203	54,866.313	93,950.323	468,296.774	1,559,937.613
2	943,114.881	52,813.713	95,712.245	468,296.774	1,559,937.613
3	937,325.797	61,826.066	92,488.976	468,296.774	1,559,937.613
4	910,331.383	90,641.302	90,668.154	468,296.774	1,559,937.613

The proposals did not pass; adjourned to July 30, 2013.

21.

A special meeting of shareholders of ING Global Opportunities Fund was held on July 30, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a new investment sub-advisory agreement between ING Investments and IIMA with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 3) approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	1,091,912.147	60,778.847	98,795.137	412,728.303	1,664,214.434
2	1,084,909.365	67,174.402	99,402.364	412,728.303	1,664,214.434
3	1,085,678.323	69,428.485	96,379.323	412,728.303	1,664,214.434
4	1,053,067.223	106,660.699	91,758.209	412,728.303	1,664,214.434

The proposals did not pass; adjourned to October 1, 2013.

22.

A special meeting of shareholders of ING Global Opportunities Fund was held on October 1, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a new investment sub-advisory agreement between ING Investments and IIMA with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 3) approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	1,235,971.857	66,749.769	98,502.714	377,070.782	1,778,295.122
2	1,227,757.180	74,518.637	98,949.523	377,069.782	1,778,295.122
3	1,230,534.434	74,481.178	96,209.728	377,069.782	1,778,295.122
4	1,195,047.930	114,428.026	91,748.384	377,070.782	1,778,295.122

The proposals passed.

23.

A special meeting of shareholders of ING Global Real Estate Fund was held on May 13, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	117,345,576.364	4,347,176.035	3,173,073.155	49,066,160.364	173,931,985.918
2	115,122,692.072	6,469,496.043	3,273,637.438	49,066,160.365	173,931,985.918

The proposals did not pass; adjourned to June 13, 2013.

24.

A special meeting of shareholders of ING Global Real Estate Fund was held on June 13, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	115,283,507.009	3,740,539.114	2,749,386.070	49,711,500.002	171,484,932.195
2	112,733,537.356	6,158,543.645	2,881,351.191	49,711,500.003	171,484,932.195

The proposals did not pass; adjourned to July 30, 2013.

25.

A special meeting of shareholders of ING Global Real Estate Fund was held on July 30, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	133,844,608.638	3,878,675.851	3,045,764.583	47,037,702.402	187,806,751.474
2	131,049,060.790	6,532,683.436	3,187,304.846	47,037,702.402	187,806,751.474

The proposals passed.

26.

A special meeting of shareholders of ING International Core Fund was held on May 13, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	42,444,488.851	797.520	3,966.604	247,203.910	42,696,456.885
2	42,442,396.406	2,997.640	3,858.929	247,203.910	42,696,456.885

The proposals passed.

27.

A special meeting of shareholders of ING Multi-Manager International Equity Fund was held on May 13, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	15,696,926.392	0.000	0.000	0.000	15,696,926.392
2	15,696,926.392	0.000	0.000	0.000	15,696,926.392

The proposals passed.

28.

A special meeting of shareholders of ING International Real Estate Fund was held on May 13, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	45,184,487.221	582,940.858	270,181.969	4,538,761.474	50,576,371.522
2	44,693,791.081	1,017,223.119	326,497.758	4,538,859.564	50,576,371.522

The proposals passed.

29.

A special meeting of shareholders of ING International Small Cap Fund was held on May 13, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	2,754,457.345	51,438.492	60,020.002	769,040.442	3,634,956.281
2	2,706,280.313	100,384.627	59,251.399	769,039.942	3,634,956.281

The proposals passed.

30.

A special meeting of shareholders of ING International Value Equity Fund was held on May 13, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 3) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	1,508,400.263	95,407.552	122,167.990	777,483.742	2,503,459.547
2	1,488,689.467	110,809.135	126,477.203	777,483.742	2,503,459.547
3	1,419,908.242	179,428.267	126,639.046	777,483.992	2,503,459.547

The proposals did not pass; adjourned to June 13, 2013.

31.

A special meeting of shareholders of ING International Value Equity Fund was held on June 13, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 3) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	1,950,541.603	118,598.716	126,812.394	710,503.383	2,906,456.096
2	1,930,397.159	134,087.947	131,567.607	710,503.383	2,906,556.096
3	1,854,091.725	207,892.581	133,968.157	710,503.633	2,906,456.096

The proposals did not pass; adjourned to July 30, 2013.

32.

A special meeting of shareholders of ING International Value Equity Fund was held on July 30, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 3) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	2,254,022.990	148,394.099	140,818.765	608,484.183	3,151,720.037
2	2,229,940.337	166,681.622	146,613.895	608,484.183	3,151,720.037
3	2,157,238.273	236,236.922	149,760.409	608,484.433	3,151,720.037

The proposals passed.

33.

A special meeting of shareholders of ING Russia Fund was held on May 13, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a new investment sub-advisory agreement between ING Investments and IIMA with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; 3) approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 4) approve a manager-of-managers policy with respect to the Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of such Fund's shareholders; and 5) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	2,131,459.869	144,964.908	73,106.312	1,942,421.692	4,291,952.781
2	2,118,545.283	152,481.690	78,504.116	1,942,421.692	4,291,952.781
3	2,110,126.012	156,104.053	83,300.774	1,942,421.942	4,291,952.781
4	1,743,700.949	519,372.223	86,457.667	1,942,421.942	4,291,952.781
5	1,742,669.126	524,601.420	82,260.293	1,942,421.942	4,291,952.781

The proposals did not pass; adjourned to June 13, 2013.

34.

A special meeting of shareholders of ING Russia Fund was held on June 13, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a new investment sub-advisory agreement between ING Investments and IIMA with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; 3) approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 4) approve a manager-of-managers policy with respect to the Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of such Fund's shareholders; and 5) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	2,448,390.639	171,111.505	122,208.138	1,753,234.750	4,494,945.032
2	2,432,467.699	181,270.289	127,972.294	1,753,234.750	4,494,945.032
3	2,418,059.445	186,915.965	136,734.622	1,753,235.000	4,494,945.032
4	2,095,738.350	517,002.780	128,968.902	1,753,235.000	4,494,945.032
5	2,091,884.656	524,041.853	125,783.523	1,753,235.000	4,494,945.032

The proposals did not pass; adjourned to July 30, 2013.

35.

A special meeting of shareholders of ING Russia Fund was held on July 30, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a new investment sub-advisory agreement between ING Investments and IIMA with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; 3) approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 4) approve a manager-of-managers policy with respect to the Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of such Fund's shareholders; and 5) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	2,819,735.025	187,265.807	154,734.817	1,564,479.531	4,726,215.180
2	2,805,213.998	196,160.459	160,361.192	1,564,479.531	4,726,215.180
3	2,786,724.862	204,750.311	170,260.226	1,564,479.781	4,726,215.180
4	2,559,801.327	441,238.075	160,695.997	1,564,479.781	4,726,215.180
5	2,551,716.123	452,443.495	157,575.781	1,564,479.781	4,726,215.180

The proposals did not pass; adjourned to October 1, 2013.

36.

A special meeting of shareholders of ING Russia Fund was held on October 1, 2013 to: 1) approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 2) approve a new investment sub-advisory agreement between ING Investments and IIMA with respect to the Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; 3) approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of ING U.S.’s Separation Plan; 4) approve a manager-of-managers policy with respect to the Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of such Fund's shareholders; and 5) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1*	3,580,777.153	264,569.847	168,608.311	1,279,965.673	5,293,920.984
2*	3,568,451.293	274,555.768	170,948.750	1,279,965.173	5,293,920.984
3*	3,548,593.490	283,847.610	181,514.461	1,279,965.423	5,293,920.984
4**	3,306,745.106	532,485.574	174,724.631	1,279,965.673	5,293,920.984
5**	3,295,324.047	545,541.117	173,089.897	1,279,965.923	5,293,920.984

*The proposals passed.

**The proposals did not pass; adjourned to November 13, 2013.

37.

A special meeting of shareholders of ING Russia Fund was held on November 1, 2013 to: 1) approve a manager-of-managers policy with respect to the Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of such Fund's shareholders; and 2) approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund's shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	3,577,277.184	535,702.168	184,471.082	1,149,289.432	5,446,739.866
2	3,566,147.312	548,223.445	183,079.677	1,149,289.432	5,446,739.866

The proposals passed.